UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2018
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:
PG&E Corporation	☐
Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2018, PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.             Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the joint proxy statement of PG&E Corporation and the Utility, filed with the Securities and Exchange Commission on March 26, 2018 (the “proxy statement”):

	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	382,593,582	1,828,970	657,940	42,538,372
Fred J. Fowler	382,583,391	1,821,650	675,451	42,538,372
Richard C. Kelly	377,722,292	6,682,408	675,792	42,538,372
Roger H. Kimmel	381,830,627	2,569,047	680,818	42,538,372
Richard A. Meserve	378,585,791	5,816,517	678,184	42,538,372
Forrest E. Miller	382,039,841	2,362,473	678,178	42,538,372
Eric D. Mullins	382,165,277	2,247,330	667,885	42,538,372
Rosendo G. Parra	382,365,432	2,035,764	678,715	42,538,953
Barbara L. Rambo	378,452,975	5,971,286	655,650	42,538,953
Anne Shen Smith	382,748,602	1,693,266	638,043	42,538,953
Geisha J. Williams	382,607,806	1,811,459	660,646	42,538,953

(1)
A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.             Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2018 (included as Item 2 in the proxy statement):

For:	414,505,363
Against:	12,244,514
Abstain:	868,987

This proposal was approved.

3.             Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	364,160,249
Against:	19,706,730
Abstain:	1,212,953
Broker Non-Vote(1)	42,538,932

(1)	See footnote 1 above.

This proposal was approved.

4.             Shareholder proposal regarding customer approval of the charitable giving program (included as Item 4 in the proxy statement):

For:	3,697,742
Against:	372,747,317
Abstain:	8,634,873
Broker Non-Vote(1)	42,538,932

(1)	See footnote 1 above.

This proposal was not approved.

5.             Shareholder proposal regarding shareholder proxy access (included as Item 5 in the proxy statement):

For:	101,864,086
Against:	281,547,764
Abstain:	1,668,663
Broker Non-Vote(1)	42,538,351

(1)	See footnote 1 above

This proposal was not approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of Pacific Gas and Electric Company voted as indicated below on the following matters:

1.             Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Lewis Chew	267,109,586	273,780	121,850	5,576,683
Fred J. Fowler	267,096,348	287,293	121,575	5,576,683
Richard C. Kelly	267,058,958	324,370	121,888	5,576,683
Roger H. Kimmel	267,102,973	279,893	122,350	5,576,683
Richard A. Meserve	267,047,248	333,624	124,344	5,576,683
Forrest E. Miller	267,078,521	304,682	122,013	5,576,683
Eric D. Mullins	267,078,836	305,250	121,130	5,576,683
Rosendo G. Parra	267,070,208	312,689	122,319	5,576,683
Barbara L. Rambo	267,074,368	310,221	120,627	5,576,683
Anne Shen Smith	267,103,809	281,113	120,294	5,576,683
Nickolas Stavropoulos	267,110,153	272,571	122,492	5,576,683
Geisha J. Williams	267,100,528	281,880	122,808	5,576,683

(1)	See footnote 1 above

Each director nominee named above was elected a director of Pacific Gas and Electric Company.

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2.             Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2018 (included as Item 2 in the proxy statement):

For:	272,512,271
Against:	258,329
Abstain:	311,299

This proposal was approved.

3.             Non-binding advisory vote to approve the company’s executive compensation (included as Item 3 in the proxy statement):

For:	266,877,642
Against:	448,415
Abstain:	179,159
Broker Non-Vote(1)	5,576,683

(1)	See footnote 1 above.

This proposal was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ LINDA Y.H. CHENG
Dated: May 23, 2018		LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ LINDA Y.H. CHENG
Dated: May 23, 2018		LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary